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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): MARCH 9, 2007


                              M & F WORLDWIDE CORP.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                001-13780                                02-0423416
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         (Commission File Number)                      (IRS Employer
                                                     Identification No.)

                  35 East 62nd Street, New York, New York 10021
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               (Address of Principal Executive Offices) (Zip Code)

                                  212-572-8600
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION


         On March 9, 2007, M & F Worldwide Corp. (the "Company") reported its fourth quarter and year ended December 31, 2006 results. The Company's fourth quarter and year ended December 31, 2006 results are discussed in detail in the press release, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.




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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release issued by the Company on March 9, 2007 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       M & F WORLDWIDE CORP.

                                       By: /s/ Barry F. Schwartz, Esq.
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                                           Name:   Barry F. Schwartz, Esq.
                                           Title:  Executive Vice President and
                                                   General Counsel


Date: March 9, 2007




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                               INDEX TO EXHIBITS

EXHIBIT NUMBER     DESCRIPTION
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99.1               Press  release  issued  by the  Company  on  March  9,  2007 furnished pursuant to Item 2.02 of this Current Report on Form 8-K.